UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2020

BLOW & DRIVE INTERLOCK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-55053	46-3590850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

805, 8th Floor, Menara Mutiara Majestic,

Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia

(Address of principal executive offices) (zip code)

+603 7783 1636

(Registrant’s telephone number, including area code)

1427 S. Robertson Blvd.

Los Angeles, CA 90035

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered

None	None

Item 4.01	Changes in Registrant's Certifying Accountant

On December 28, 2020, our board of directors of approved the selection of J & S Associates of Kuala Lumpur, Malaysia ("J & S") as our independent registered public accounting firm replacing Benjamin & Company, CPA PC ("Benjamin").

(a) Dismissal of Independent Registered Public Accounting Firm

On December 21, 2020, our board of directors approved the dismissal of Benjamin as the Company's independent registered public accounting firm, and our Company accordingly notified Benjamin of such action effective as of that date.

The reports of Benjamin on our Company's financial statements for each of the two fiscal years ended December 31, 2019, and December 31, 2018, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, other than the statements related to our Company's ability to continue as a going concern for the fiscal year ended December 31, 2019.

In addition, during the fiscal years ended December 31, 2010, and December 31, 2018, as well as during the subsequent interim period preceding December 21, 2020, there were no "disagreements" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between our Company and Benjamin with respect to any matter relating to accounting principles, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Benjamin, would have caused Benjamin to make reference to the subject matter of the disagreement in its reports on our Company's financial statements with respect to such periods.

Furthermore, no reportable events occurred within the periods covered by Benjamin's reports on our Company's financial statements, or subsequently up to the date of Benjamin’s dismissal. As used herein, the term “reportable event” means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

Our Company has provided Benjamin with a copy of the foregoing disclosures, and has requested that Benjamin review such disclosures and provide a letter addressed to the Securities and Exchange Commission ("SEC") stating whether they agree with the statements made herein. Attached as Exhibit 16.1 is a copy of Benjamin’s letter addressed to the SEC relating to the statements made by our Company in this report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

Effective December 28, 2020, our company engaged J & S as our new independent registered public accounting firm. During the years ended December 31, 2019 and 2018, and through December 28, 2020, the date our Company engaged J & S, our Company did not consult with J & S regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits
16.1	Letter from Benjamin & Company, CPA PC dated December 22, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOW & DRIVE INTERLOCK CORPORATION

Date: December 30, 2020	By:	/s/ Ding Jung, LONG
Chief Executive Officer

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